Execution Version   Exhibit 10.2

CONTRACT OPERATING AGREEMENT

This Contract Operating Agreement (this “Agreement”), dated as of May 8, 2014 (the “Effective Date”), is made by and between Sanchez Oil & Gas Corporation, with offices at 1111 Bagby Street, Suite 1800, Houston, TX 77002 (“Operator”), and Constellation Energy Partners LLC, with offices at 1801 Main Street, Suite 1300, Houston, TX 77002 (“Owner”, and together with Operator, each a “Party” and together the “Parties”), on Owner’s own behalf and on behalf of its direct and indirect Subsidiaries (as defined in the Services Agreement (as defined below)).

R E C I T A L S:

WHEREAS, contemporaneous with the execution of this Agreement, Owner has entered into a Shared Services Agreement with SP Holdings, LLC, a Texas limited liability company (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Services Agreement”).  All capitalized terms that are used herein and not defined herein shall have the meaning assigned to them in the Services Agreement, except that each reference therein to “Company” shall be read as a reference to Owner and each Subsidiary of Owner (to the extent not duplicative) and each reference therein to “Manager” or “SOG” shall be read as a reference to Operator, as appropriate and as the context requires.

WHEREAS, Owner owns, directly or indirectly through its Subsidiaries, certain producing and non-producing oil, gas and mineral leases and related assets and desires to engage Operator to develop, manage and operate the Properties consisting of Oil and Gas Properties.

WHEREAS, Operator is experienced in oil and gas operations, and its employees have expertise in drilling wells and producing oil and gas.

WHEREAS, with respect to the development, management, and operation of the Properties, Operator has agreed — in its capacity as an independent contractor — to either (i) develop, manage and operate the Properties consisting of Oil and Gas Properties or a portion thereof itself or (ii) engage a reasonable and prudent operator to do so.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties do hereby agree as follows:

AGREEMENTS

Appointment as Operator

.  Pursuant to the terms and conditions of this Agreement, Owner hereby appoints Operator to, and Operator hereby agrees that it may (prior to the In-Service Date) and shall (on and after the In-Service Date) when one or more of the Properties consisting of Oil and Gas Properties (other than Oil and Gas Properties that are Midcon Assets) are developed and operated (a “Relevant Property”) either: (i) develop, manage and operate such Relevant Property, or (ii) engage a reasonable and prudent operator (“Third Party Operator”) to develop, manage and operate such Relevant Property. Owner acknowledges and agrees that the development, management and operation of Relevant Properties may be performed by either Operator or a Third Party Operator.

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(a) When development, management and operation of a Relevant Property is performed by Operator, the Properties shall be operated materially in accordance with the terms of AAPL Form 610-1989 Operating Agreement (together with each exhibit, schedule, appendix and annex thereto, the “JOA Form”), together with the 1984-1 COPAS Accounting Procedure (“COPAS”) wherever those terms are applicable.  The JOA Form is attached hereto as Exhibit A and the COPAS is attached as Exhibit C to the JOA Form and both are incorporated herein for all purposes.  In the event of a conflict or ambiguity between the terms and conditions of such JOA Form or COPAS, on the one hand, and this Agreement, on the other, the terms and conditions of this Agreement shall prevail and control.

(b) (i)  When development, management and operation of a Relevant Property is performed by a Third Party Operator, Operator and Owner will cause, to the extent within their control, to have such Relevant Property operated pursuant to an operating agreement and accounting procedures in substantially the form of the JOA Form and COPAS, respectively (“Third Party JOA”).  As between Owner and its Subsidiaries, on the one hand, and Operator, on the other, Owner shall be solely responsible for all costs, expenses or other charges billed under a Third Party JOA and shall promptly pay, or cause to be paid, such amounts thereunder when required pursuant to the terms of such Third Party JOA.

(ii)  This Agreement supersedes that certain Operating Agreement dated August 8, 2013, by and between Operator and SEP Holdings IV, LLC, predecessor in interest to Owner (the “2013 JOA”).  The parties thereto hereby terminate the 2013 JOA.  For the avoidance of doubt, all Properties covered by the 2013 JOA are considered Relevant Properties and are subject to the terms of this Agreement.

(iii)  Notwithstanding anything to the contrary in this Agreement, the Properties covered by the joint operating agreements described on Exhibit B are not subject to this Agreement.

(c) The Parties acknowledge and agree that, as of the Effective Date, Operator may not be able to provide all the services contemplated hereunder and the Parties intend to transition certain of the services performed as of the Effective Date from CEP Services Company, Inc. to Operator or its Affiliates.  Accordingly, Operator shall notify Owner of the In-Service Date if and when such transition, in Operator’s reasonable determination, has been completed or waived by Operator. The Parties agree that the “In-Service Date” shall be the date specified in a Notice given by Operator to Owner prior to such date. The In-Service Date may be conditioned upon the occurrence of the “In Service Date” under and as defined in the Services Agreement, as specified by Operator in such Notice.  Each of the Parties acknowledges and agrees that there are a number of contingencies that may affect the actual In-Service Date.  Accordingly, neither Party will have any right or remedy under this Agreement against the other Party if the In-Service Date does not occur or occurs later than any estimated or expected In-Service Date, except that if the In-Service Date has not occurred by December 31, 2014, Operator or Owner may terminate this Agreement on 30 days prior Notice to such other Party.

(d) Notwithstanding anything in this Agreement to the contrary, until the In-Service Date, it shall be a condition precedent to Operator’s agreements and obligations under this Agreement that: (i) the Transition Date (as defined in the Transition Agreement) shall have

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occurred, (ii) Operator shall have retained a sufficient number of individuals, as determined by Operator, to assist in the performance of the services hereunder, either through the retention of Eligible Employees (as defined in the Transition Agreement) or otherwise and (iii) the “In-Service Date” under and as defined in the Services Agreement shall have occurred.  If any of these conditions precedent is not satisfied to the satisfaction of Operator or waived by Operator, in its sole discretion, Operator shall have the right to terminate this Agreement on 30 days’ written Notice to Owner.

(e) If this Agreement is terminated pursuant to this Section 1, each Party shall be released from any and all obligations under this Agreement, other than for breaches, violations or inaccuracies of any representations, warranties or covenants hereunder prior to termination, covenants which by their nature are intended to survive termination, and under Section 2(a),  4 or 9 (with respect to any accrued but unpaid obligations as of the date of termination or expiration), 11,  12,  13,  14.1,  14.2,  14.4,  14.6,  14.9,  14.10,  14.11,  14.12,  14.14,  14.16 and 14.17 hereof, which shall survive such termination.  The Parties understand and agree that until the In-Service Date, Operator is under no obligation to provide any of the services.  Notwithstanding the foregoing, Operator may, in its sole discretion, perform any service contemplated herein to the extent that Owner or its Subsidiaries fail to adequately and timely perform such services or request Operator to provide such services.

(f) Operator agrees to use its commercially reasonable efforts to conduct its activities and operations in accordance with the Approved Budget (for the purposes of this Agreement, an Approved Budget includes a prior year’s Approved Budget if an Approved Budget for the current year is not yet in effect, as provided in Section 4(h) of the Services Agreement), if any, it being understood and agreed by the Parties that the Approved Budget is to be used as a guideline in conducting activities and operations and not as a limit on amounts payable to or by Operator hereunder; provided, however, that notwithstanding anything herein to the contrary, in no event shall Operator or any of its Affiliates be required to modify their respective method or manner of providing services (including its method of allocating resources or employees) and  whenever any provisions of this Agreement or an Approved Budget permits Operator to make an expenditure or conduct a Development Activity or other operation, or Operator is authorized under this Agreement or otherwise to take any action or to perform a service, Operator will be permitted to make such expenditure, conduct such Development Activity or other operation, take such action or perform such service notwithstanding that there is no Approved Budget for the relevant period (or no budgeted amounts therefor) or the aggregate or any individual expenditures during any Approved Budget period exceed the amount(s) set forth in the Approved Budget for such period for such Development Activity or other operation, action or service, and Owner shall be responsible for all costs and expenses associated therewith (including with respect to costs and expenses associated with Emergencies) in accordance with the provisions of this Agreement and Section 6(b) of the Services Agreement, subject to the provisions of Section 9 of the Services Agreement; provided, further, that notwithstanding anything herein to the contrary, Operator and its Affiliates shall maintain sole and complete discretion with respect to the retention and dismissal of their respective employees, utilization of such employees to perform services, and compensation determinations with respect to such employees and, to the extent any related costs and expenses are Overhead Costs, Owner shall be responsible therefor in accordance with the provisions of this Agreement and Section 6(b) of the Services Agreement, subject to the provisions of Section 9 of the Services Agreement.  For the

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avoidance of doubt, in no event shall Owner be entitled to challenge or dispute any amounts payable hereunder on the grounds that Operator has not complied with this Section 1(f), unless any amount results from any Development Activities or operations on Owner’s behalf (other than Emergencies and Development Activities and operations in accordance with the Approved Budget) that Owner timely directed Operator in writing not to perform or cause to be performed (to the extent within Operator’s control), and such direction would not be in conflict with or cause Operator, an Affiliate of Operator, Owner or any Subsidiary of Owner to violate or breach any Legal Requirement or contract to which Operator, an Affiliate of Operator, Owner or any Subsidiary of Owner is a party or under which Operator or its Affiliates may be liable.

Duties of Operator

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(g) If Operator is performing services with respect to a Relevant Property pursuant to Section 1, Operator shall be responsible for performing all services with respect to operating, developing and producing such Relevant Property and marketing the oil, gas and other minerals extracted therefrom, including, without limitation:

(i) providing general operational, engineering, geology and management services in order to develop, operate and produce such Relevant Property, including site preparation, engineering for drilling, completion, workovers, lease operations and facilities engineering;

(ii) supervising drilling, re-drilling, completing or re-completing, workovers, pumping and testing of each well, gauging of tanks, routine maintenance of wells and other field facilities and hiring and supervision of third party contractors for operations on such Relevant Property;

(iii) stimulating or fracturing any formations;
(iv) building and equipping any facilities and pipelines necessary for production or transportation of Hydrocarbons from the Relevant Property;
(v) plugging, abandoning and conducting surface and subsurface site clean-up and restoration associated with any wells or facilities;
(vi) negotiating, purchasing, maintaining and keeping inventory records of all personal property, equipment and supplies, and procurement of services for use on such Relevant Property;
(vii) keeping records and files related to title to and operation of such Relevant Property;
(viii) providing accounting and tax personnel for preparation of financials and tax returns;
(ix) preparing and filing monthly reports and forms, and preparing incidental reports, as required by regulations of any Governmental Authority with respect to operation of such Relevant Property;

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(x) providing information in the preparation of all 1099 forms for vendors and joint interest owners as may be required by the Legal Requirements;
(xi) providing land, geologic and reservoir engineering expertise;
(xii) conducting development and operations of such Relevant Property;
(xiii) obtaining all Permits to conduct the development, operation and production of such Relevant Property; and
(xiv) performing any and all duties and providing any and all services that may otherwise be required of the operator under the JOA Form and COPAS applicable to the Relevant Property.

(h) Operator shall not undertake any single project reasonably estimated to require an expenditure in excess of $100,000 except to the extent contemplated in the Company’s budget for the year ended 2014 (with respect to such year and any future years until the adoption of an Approved Budget), in the Approved Budget or otherwise approved by the Board or in connection with the drilling, Sidetracking, Reworking, Deepening, Completing, Recompleting or Plugging Back (as such terms are defined in the  JOA Form attached as Exhibit A hereto) of a well that has been previously authorized by or pursuant to this Agreement, the relevant budget or the Board; provided, however, that, in case of explosion, fire, flood or other sudden emergency, whether of the same or different nature, Operator may take such steps and incur such expenses as in its opinion are required to deal with the emergency to safeguard life and property but Operator, as promptly as possible, shall report the emergency to the Board.

Standard of Care

.  When development, management and operation of a Relevant Property is performed by Operator:

(i) Operator shall conduct all operations of such Relevant Property in compliance with the terms and conditions of the JOA Form and all applicable Legal Requirements.

(j) Operator will have no liability to Owner or its Subsidiaries for losses sustained or liabilities incurred in connection with Operator’s operation of such Relevant Property except to the extent that such losses or liabilities arise from the gross negligence, willful misconduct or fraudulent conduct of Operator.

Insurance

.  Operator shall at all times while conducting operations hereunder carry and pay for insurance in such amounts and covering such risks, as it deems applicable, with the following minimum requirements:

(k) Statutory Worker’s Compensation Insurance in accordance with the laws of the state in which the Relevant Property is located and Employer’s Liability Insurance with limits not less than $500,000 for any one person and not less than $500,000 for any one accident.

(l) Commercial General Liability Insurance with limits of not less than $1,000,000 each occurrence and a $2,000,000 general aggregate. This coverage to include care, 5 203978329 v17 custody and control insurance being a legal and contractual liability for the property of others in Operator’s care, custody or control (included to a separate $1,000,000 limit of liability).
(m) Automobile Public Liability Insurance with limits of not less than $1,000,000 any one occurrence combined single limit for bodily injury and property damage.

(n) Operator shall require all other contractors or subcontractors conducting operations hereunder to carry insurance of such types and in such amounts as Operator deems adequate to protect the Parties hereto.  No liability shall attach to Operator in the exercise of its good faith judgment as to the types and amounts of insurance, if any, to be required of such other contractors.

(o) Without limiting any other provisions of this Agreement, Losses for which no insurance is required to be carried or in excess of the limits set forth above shall be charged to and borne by Owner.
Fees

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1.2 Compensation.  The sole compensation payable by Owner to Operator for the services provided by Operator hereunder and under the JOA Form and all Third Party JOAs shall be as follows:  Owner shall promptly pay upon receipt of an invoice from Operator all direct charges under COPAS; provided,  however that, to the extent costs and expenses described under Section II 3 and II 4 of COPAS and any overhead charges described under Section III of COPAS are allocated to Owner or a Subsidiary under COPAS, Operator shall credit, or cause to be credited, such amounts against corresponding amounts charged and paid under the Services Agreement as part of the Management Fee (to the extent duplicative), provided that an Administrative Fee shall nevertheless be payable with respect to such amounts to the extent required under the Services Agreement.

1.3 Account Access.  In addition to the foregoing, Operator may pay (a) all costs and expenses incurred in connection with its performance of the services provided by Operator hereunder and (b) all financial obligations of Owner or its Subsidiaries that may be due and owing either out of Owner’s bank account(s) (the “Accounts”) or out of its own funds; provided,  however, that Owner shall fully reimburse Operator for any and all costs and expenses Operator pays out of its own funds.  Owner shall ensure that Operator is duly authorized to draw upon all of the Accounts (and shall make all necessary arrangements with its financial institution(s)) for purposes of permitting Operator to pay (or reimburse itself for) any costs or expenses due and owing to Operator hereunder, as determined by Operator.  In the event Operator reasonably anticipates that the funds in the Accounts are not sufficient to pay (or reimburse itself for) any costs or expenses due for any month or other period, then Operator shall request Owner to cause sufficient funds to be deposited in the Accounts to cover all such anticipated costs or expenses and shall provide Owner with reasonable documentation to support such request.  Owner shall cause such funds to be deposited in the Accounts within 15 days of Operator’s request; it being understood that if Owner fails to make such deposits, Operator shall not be liable in any manner for any costs, expenses or other liabilities Owner, its Subsidiaries or Operator may incur as a result of Owner’s failure to timely deposit such funds.  Notwithstanding anything to the contrary contained herein, Operator shall have no obligation to pay any costs and

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expenses referenced above out of its own funds (and seek reimbursement from Owner), it being intended instead that Owner, at Operator’s request, will ensure that the funds to pay such costs and expenses are deposited in the Accounts as described above.

Owner Representations

.  Owner hereby represents and warrants to Operator, as of the Effective Date, that:

(a) Owner (i) is, together with each Subsidiary, validly existing and in good standing under the laws of the State of Delaware or other applicable jurisdiction of organization or formation, as the case may be, and (ii) has all requisite power and authority, and is duly authorized, to enter into this Agreement and to carry out the transactions contemplated hereby.

(b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action, including by Special Approval (as defined in the Operating Agreement), on the part of Owner.

(c) The execution, delivery and performance by Owner of this Agreement and the consummation of the transactions contemplated by this Agreement do not (i) violate in any material respect any provision of any Legal Requirement applicable to Owner or any Subsidiary, or violate its certificate of formation or Operating Agreement (or similar organizational documents, as the case may be) or any order, judgment or decree of any court or other Governmental Authority binding on Owner or any Subsidiary; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contract or agreement to which Owner or any Subsidiary is a party or by which its assets are bound; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Owner or any Subsidiary or result in the acceleration of any indebtedness owed by Owner or any Subsidiary; (iv) result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any Permit material to Owner’s or any Subsidiary’s operations or any of its properties; or (v) require any approval of equity holders or any approval or consent of any Person under any contract or agreement to which Owner or any Subsidiary is a party or by which its assets are bound or the certificate of formation or Operating Agreement (or similar organizational documents, as the case may be) of Owner or any Subsidiary, except for such approvals or consents which have been obtained or are otherwise contemplated by this Agreement.

(d) This Agreement has been duly executed and delivered by Owner and is the legal, valid and binding obligation of Owner, enforceable against Owner in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability (whether enforcement is sought in equity or at law).

Operator Representations

.  Operator hereby represents and warrants to Owner, as of the Effective Date, that:

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(e) Operator (i) is validly existing and in good standing under the laws of the State of Delaware and (ii) has all requisite power and authority, and is duly authorized, to enter into this Agreement and to carry out the transactions contemplated hereby.

(f) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of Operator.

(g) The execution, delivery and performance by Operator of this Agreement and the consummation of the transactions contemplated by this Agreement do not (i) violate in any material respect any provision of any Legal Requirement applicable to Operator, or violate its certificate of incorporation or bylaws or any order, judgment or decree of any court or other Governmental Authority binding on Operator; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contract or agreement to which Operator is a party or by which its assets are bound; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets or result in the acceleration of any indebtedness owed by Operator; (iv) result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any Permit material to Operator’s operations or any of its properties; or (v) require any approval of equity holders or any approval or consent of any Person under any contract or agreement to which Operator is a party or by which its assets are bound or the certificate of incorporation or bylaws of Operator, except for such approvals or consents which have been obtained or are otherwise contemplated by this Agreement.

(h) This Agreement has been duly executed and delivered by Operator and is the legal, valid and binding obligation of Operator, enforceable against Operator in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability (whether enforcement is sought in equity or at law).

Relationship of the Parties

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1.4 Independent Contractor.  Operator is an independent contractor, free of control and supervision by Owner as to the means and manner of performing all services hereunder, Owner having contracted herein solely for the result of such services.  Except as otherwise provided in the Transition Agreement, neither Operator nor any Person used or employed by Operator shall be deemed for any purpose to be the employee, agent, servant or representative of Owner or any Subsidiary of Owner in performance of any work or services, or any part thereof, under this Agreement.  Neither Owner or any Subsidiary of Owner nor any Person used or employed by Owner or any Subsidiary of Owner shall be deemed for any purpose to be the employee, agent, servant or representative of Operator in performance of any work or services, or part thereof, under this Agreement.  Except as otherwise provided in the Services Agreement or the Transition Agreement, the actual performance and supervision of all work or services performed hereunder shall be by Operator.

1.5 No Partnership.  This Agreement is not intended to create and shall not be construed to create, a relationship of partnership, joint venture, mining partnership, agency or any type of a fiduciary relationship, or any association for profit between the Parties.

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Disputed Charges; Records Maintenance and Audits

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1.6 Disputed Charges.

(a) THE BOARD MAY, ONLY WITHIN 180 DAYS AFTER PAYMENT, RECEIPT OF AN INVOICE FROM OPERATOR OR WITHDRAWAL BY OPERATOR FROM THE ACCOUNTS, AS APPLICABLE, TAKE WRITTEN EXCEPTION TO ANY CHARGE, ON THE GROUND THAT THE SAME WAS NOT AN ACTUAL COST OR EXPENSE INCURRED BY OR DUE TO OPERATOR, OR ON ACCOUNT OF ANY ERROR OR INACCURACY ON ANY INVOICE.  WITH RESPECT TO ANY INVOICES, PAYMENTS OR WITHDRAWALS MADE IN ADVANCE OF THE PERFORMANCE OF ANY SERVICES OR INCURRENCE OF EXPENSES, SUCH 180 DAY PERIOD SHALL COMMENCE UPON THE CONCLUSION OF THE MONTH IN WHICH SUCH SERVICES WERE RENDERED OR EXPENSES INCURRED, AS THE CASE MAY BE.  OWNER SHALL NEVERTHELESS PAY OPERATOR ANY INVOICED OR OTHER AMOUNT IN FULL WHEN DUE OR REQUESTED, OR DEPOSIT SUCH AMOUNTS INTO THE ACCOUNTS WHEN SO REQUESTED FOR WITHDRAWAL BY OPERATOR.  SUCH PAYMENT OR DEPOSIT SHALL NOT BE DEEMED A WAIVER OF THE RIGHT OF OWNER TO RECOUP OR RECEIVE CREDIT FOR ANY CONTESTED PORTION OF ANY AMOUNT SO PAID.  IF THE AMOUNT AS TO WHICH SUCH WRITTEN EXCEPTION IS TAKEN, OR ANY PART THEREOF, IS ULTIMATELY DETERMINED NOT TO BE AN ACTUAL COST OR EXPENSE INCURRED BY OR DUE OPERATOR, OR IS OTHERWISE AN ERROR OR INACCURACY, SUCH AMOUNT OR PORTION THEREOF (AS THE CASE MAY BE) SHALL BE CREDITED AGAINST FUTURE AMOUNTS DUE HEREUNDER OR, UPON EXPIRATION OR TERMINATION OF THIS AGREEMENT AFTER ALL SUCH CREDITS HAVE BEEN APPLIED, REFUNDED BY OPERATOR TO OWNER.  OWNER SHALL HAVE NO RIGHT TO DISPUTE ANY PAYMENT, INVOICE OR WITHDRAWAL AFTER SUCH 180 DAY PERIOD, AND SHALL BE DEEMED TO HAVE WAIVED ANY CLAIMS OR RIGHTS WITH RESPECT TO SUCH AMOUNTS TO THE EXTENT NOT DISPUTED WITHIN SUCH PERIOD.

(b) If, within 20 days after receipt of any written exception pursuant to Section 9.1(a), the Board and Operator have been unable to resolve any dispute, either of the Board or Operator may submit the dispute to an independent third party auditing firm that is mutually agreeable to the Board, on the one hand, and Operator, on the other hand, as applicable.  If the Parties are unable to agree on an independent third party auditing firm 15 days after a matter is to have been submitted to an independent third party auditing firm, within seven days after the end of such 15 day period, each Party shall submit the names of three firms that have no prior material relationship with such Party, and each Party shall be entitled to strike one name from the other Party’s list of firms, and the independent third party auditing firm shall be selected by lot from the remaining firms.  The Parties shall cooperate with such auditing firm and shall provide such auditing firm access to such books and records as may be reasonably necessary to permit a determination by such auditing firm.  The resolution by such auditing firm shall be final and binding on the Parties.

1.7 Records Maintenance and Audits. Owner shall have the right, upon 30 days’ prior Notice to Operator, and at reasonable times during usual business hours of Operator 9 203978329 v17 or its Affiliates to, no more than twice per year, audit Operator’s records to confirm the appropriate amounts due to Operator under this Agreement; provided, however, that such audit does not unreasonably interfere with the operations of Operator or its Affiliates.  Owner shall bear all costs and expenses incurred in connection with any audit.  Operator shall, and shall cause its Affiliates to, subject to the provisions of Section 9.1(a), review and respond in a timely manner to any claims or inquiries made by Owner regarding matters revealed by any such audit.  Notwithstanding anything herein to the contrary, Operator shall not be obligated to disclose or make available to Owner any information prohibited by Legal Requirements or restricted by contractual obligations of confidentiality. This Section 9.2 shall survive termination or expiration of this Agreement for a period of two years from the date of termination or expiration with respect to periods prior to such termination or expiration.

Force Majeure

.  If Operator is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, the obligations of Operator shall be suspended during, but no longer than, the continuance of the Force Majeure.  Operator shall use reasonable diligence to remove the Force Majeure as reasonably promptly as practicable.  The requirement that any Force Majeure shall be remedied as reasonably promptly as practicable shall not require the settlement of strikes, lockouts, other labor difficulty or a lawsuit by the affected Party, contrary to its wishes; how all such and other difficulties shall be handled shall be entirely within the discretion of the affected Party and shall not require more than commercially reasonable efforts on the part of Operator.  The term “Force Majeure”, as here employed, shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood or other act of nature, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment or personnel (including Owner or Subsidiary personnel), acts or omissions of employees of Owner and its Subsidiaries, breaches, violations or inaccuracies of Owner under the Transition Agreement, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the Party claiming suspension; such term shall likewise include the inability of Operator to acquire, or delays on the part of Operator in acquiring at reasonable cost and by the exercise of reasonable diligence, servitudes, rights-of-way grants, permits, permissions, licenses, materials, personnel or supplies which are required to enable Operator to fulfill its obligations hereunder.

Term and Termination

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(a) Subject to Section 1, this Agreement will be effective on the Effective Date and will terminate on the earlier of: (i) the termination or expiration of the Services Agreement or Transition Agreement, at the election of Operator (in the case of the termination or expiration of either the Services Agreement or the Transition Agreement) or Owner (in the case of the termination or expiration of the Services Agreement only) by giving Notice thereof to the other Party, (ii) termination in accordance with Section 11(b) or Section 11(c) below and (iii) termination at any time by either Party after the 24-month anniversary of the “In-Service Date” under, and as defined in, the Services Agreement by giving Notice of termination to the other Party at least 180 days prior to the date as of which such termination is to be effective.

(b) This Agreement may be terminated at any time by Operator upon Owner’s material breach of this Agreement, if (i) such breach is not remedied within 60 days (or 30 days 10 203978329 v17 in the event of a failure to make any payment hereunder, which shall be deemed a material breach hereunder) after Owner’s receipt of Notice thereof, or such longer period (except for a material breach arising out of a failure to make payment hereunder) as is reasonably required to cure such breach; provided,  however that Owner commences to cure such breach within the applicable period and proceeds with due diligence to cure such breach, and (ii) such breach is continuing at the time Notice of termination is delivered to Owner.

(c) This Agreement may be terminated at any time by Owner, subject to approval of the Board, only upon Operator’s material breach of this Agreement, if (i) such breach is not remedied within 60 days after Operator’s receipt of Owner’s Notice thereof, or such longer period as is reasonably required to cure such breach; provided,  however that Operator commences to cure such breach within such 60 day period and proceeds with due diligence to cure such breach, and (ii) such breach is continuing at the time Notice of termination is delivered to Operator; provided,  however, that no such termination shall take effect, and this Agreement shall remain in full force and effect, until such time as the Services Agreement has terminated or expired, unless consented to in writing by Operator.

(d) Within 30 days of receipt of an invoice therefor documenting in reasonable detail such costs and expenses, Owner shall pay any costs or expenses which are paid or to be paid to employees of Operator or its Affiliates or other Persons in connection with the termination or expiration of this Agreement, as determined by Operator in its sole discretion, that are incurred or to be incurred by Operator or its Affiliates, to the extent not duplicative of any costs or expenses paid under the Services Agreement for severance costs in connection with the termination or expiration of this Agreement. Furthermore, if this Agreement is terminated by Owner either (i) after the 24-month anniversary of the “In-Service Date” under, and as defined in, the Services Agreement on 180 days’ notice, as specified in Section 11(a), or (ii) on or after termination of the Services Agreement under Section 8(a) of the Services Agreement after the 24-month anniversary of the “In-Service Date” under, and as defined in, the Services Agreement on 180 days’ Notice, as specified therein, in addition to any other payment due hereunder or thereunder,  Owner shall also be required to pay (to the extent not duplicative with the Services Agreement) all other fixed and variable, direct and indirect costs and expenses incurred by Operator, prior to or after termination, as estimated by Operator, that result or will result from such termination of this Agreement, upon the later to occur of (A) the making of the payments contemplated above and (B) 10 Business Days after Operator furnishes to Owner an invoice therefor supported by reasonable documentation thereof.

Limitation of Liability; Indemnification

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1.8 Indemnification; Limitation on Liability

(a) Notwithstanding Operator’s agreement to perform, or cause to be performed, the services hereunder in accordance with the provisions hereof, Owner acknowledges, on its own behalf and on behalf of its Subsidiaries, that performance by Operator or any other Person of services pursuant to this Agreement will not subject Operator, its Affiliates or their respective equity holders, directors, officers, members, agents or employees (each, an “Operator Party”) to any Losses whatsoever (including, without limitation, any Losses arising under a JOA due to the breach or default by a third party under such JOA), except as

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directly caused by the gross negligence, willful misconduct or fraudulent conduct on the part of such Operator Party; provided,  however, that Operator’s and each other Operator Party’s aggregate liability, collectively, as a result of such gross negligence, willful misconduct or fraudulent conduct will be limited as set forth in Section 9(a) of the Services Agreement. For the purposes of this Agreement and the Services Agreement each Operator Party shall be deemed a Manager Party under the Services Agreement.

(b) EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, OWNER, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUBSIDIARIES, HEREBY RELEASES, AND AGREES TO INDEMNIFY AND HOLD HARMLESS EACH OPERATOR PARTY FROM ANY AND ALL LOSSES ARISING FROM, IN CONNECTION WITH OR RELATING TO (i) THE PROVISION OR USE OF ANY SERVICE OR PRODUCT PROVIDED PURSUANT TO THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY LOSSES ARISING UNDER A JOA FORM OR THIRD PARTY JOA DUE TO THE BREACH OR DEFAULT BY A THIRD PARTY UNDER SUCH JOA FORM OR THIRD PARTY JOA), TO THE EXTENT NOT DIRECTLY CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUDULENT CONDUCT OF SUCH OPERATOR PARTY AND (ii) ANY MATERIAL BREACH, VIOLATION OR INACCURACY OF ANY COVENANT, REPRESENTATION OR WARRANTY OF OWNER OR ITS AFFILIATES HEREUNDER.

(c) EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT AND SUBJECT TO THE PROVISIONS OF SECTION 12.1(a) HEREIN AND SECTION 9(c) OF THE SERVICES AGREEMENT, OPERATOR HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS OWNER AND ITS SUBSIDIARIES AND AFFILIATES AND EACH OF THEIR RESPECTIVE EQUITY HOLDERS, MANAGERS, OFFICERS, UNITHOLDERS, AGENTS AND EMPLOYEES (EACH, AN “OWNER PARTY”) FROM ANY AND ALL LOSSES TO THE EXTENT ARISING FROM, IN CONNECTION WITH, OR RELATING TO AN OPERATOR PARTY’S GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUDULENT CONDUCT IN OPERATOR’S PERFORMANCE OF THE SERVICES DESCRIBED HEREIN.

(d) EXCEPT AS EXPRESSLY PROVIDED IN SECTION 12.1(b) AND SECTION 12.1(h), THE INDEMNITY OBLIGATION IN SECTION 12.1(b) AND SECTION 12.1(h) SHALL APPLY REGARDLESS OF CAUSE OR OF ANY NEGLIGENT ACTS OR OMISSIONS (INCLUDING, WITHOUT LIMITATION, SOLE NEGLIGENCE, CONCURRENT NEGLIGENCE OR STRICT LIABILITY), BREACH OF DUTY (STATUTORY OR OTHERWISE), VIOLATION OF LAW OR OTHER FAULT OF ANY INDEMNIFIED PERSON OR ANY PRE-EXISTING DEFECT; PROVIDED, HOWEVER, THAT, SOLELY WITH RESPECT TO SECTION 12.1(b), THIS PROVISION SHALL NOT APPLY TO THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUDULENT CONDUCT OF ANY INDEMNIFIED PERSON OR IN ANY WAY LIMIT OR ALTER ANY QUALIFICATIONS SET FORTH IN SUCH INDEMNITY OBLIGATION EXPRESSLY RELATING TO GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUDULENT CONDUCT.  BOTH  PARTIES AGREE THAT THIS STATEMENT COMPLIES WITH THE REQUIREMENT KNOWN AS THE “EXPRESS NEGLIGENCE RULE” TO EXPRESSLY STATE IN A CONSPICUOUS MANNER AND TO AFFORD FAIR AND ADEQUATE

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NOTICE THAT THIS AGREEMENT HAS PROVISIONS REQUIRING ONE PARTY TO BE RESPONSIBLE FOR THE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OF ANOTHER PARTY.

(e) NO PARTY SHALL BE LIABLE TO ANY OTHER PERSON UNDER THIS AGREEMENT FOR EXEMPLARY, PUNITIVE, CONSEQUENTIAL, SPECIAL, INDIRECT OR INCIDENTAL DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF THE FORM IN WHICH ANY ACTION IS BROUGHT; PROVIDED, HOWEVER, THAT THIS SECTION 12.1(e) SHALL NOT LIMIT A PARTY’S RIGHT TO RECOVERY UNDER SECTION 12.1(b) OR SECTION 12.1(h) FOR ANY DAMAGES TO THE EXTENT SUCH PARTY IS REQUIRED TO PAY SUCH DAMAGES TO A THIRD PARTY IN CONNECTION WITH A MATTER FOR WHICH SUCH PARTY IS OTHERWISE ENTITLED TO INDEMNIFICATION UNDER SECTION 12.1(b) OR SECTION 12.1(h), AS THE CASE MAY BE.

(f) OTHER THAN AS SET FORTH IN SECTION 7 HEREOF, OPERATOR DISCLAIMS ANY AND ALL WARRANTIES, CONDITIONS OR REPRESENTATIONS (EXPRESS OR IMPLIED, ORAL OR WRITTEN) WITH RESPECT TO SERVICES RENDERED OR PRODUCTS PROCURED FOR OWNER OR ITS SUBSIDIARIES, OR ANY PART THEREOF, INCLUDING, WITHOUT LIMITATION, ANY AND ALL IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS OR SUITABILITY FOR ANY PURPOSE (WHETHER OPERATOR KNOWS, HAS REASON TO KNOW, HAS BEEN ADVISED, OR IS OTHERWISE IN FACT AWARE OF ANY SUCH PURPOSE) WHETHER ALLEGED TO ARISE BY LAW, BY REASON OF CUSTOM OR USAGE IN THE TRADE OR BY COURSE OF DEALING.

(g) OPERATOR MAKES NO EXPRESS OR IMPLIED WARRANTY, GUARANTY OR REPRESENTATION, INCLUDING, WITHOUT LIMITATION, ANY EXPRESS OR IMPLIED WARRANTY OF FITNESS FOR PARTICULAR PURPOSE, SUITABILITY OR MERCHANTABILITY REGARDING ANY EQUIPMENT, MATERIALS, SUPPLIES OR SERVICES ACQUIRED FROM VENDORS, SUPPLIERS OR SUBCONTRACTORS.  OWNER’S AND ITS SUBSIDIARIES’ EXCLUSIVE REMEDIES WITH RESPECT TO EQUIPMENT, MATERIALS, SUPPLIES OR SERVICES OBTAINED BY OPERATOR FROM VENDORS, SUPPLIERS AND SUBCONTRACTORS SHALL BE THOSE UNDER THE VENDOR, SUPPLIER AND SUBCONTRACTOR WARRANTIES, IF ANY, AND OPERATOR’S ONLY OBLIGATION, ARISING OUT OF OR IN CONNECTION WITH ANY SUCH WARRANTY OR BREACH THEREOF, SHALL BE TO USE DILIGENT EFFORTS TO ENFORCE SUCH WARRANTIES ON BEHALF OF OWNER AND OWNER (AND ITS SUBSIDIARIES) SHALL HAVE NO OTHER REMEDIES AGAINST OPERATOR WITH RESPECT TO EQUIPMENT, MATERIALS, SUPPLIES OR SERVICES OBTAINED BY OPERATOR FROM ITS VENDORS, SUPPLIERS AND SUBCONTRACTORS.

(h) OWNER, ON ITS OWN BEHALF AND ON BEHALF OF EACH SUBSIDIARY, ACKNOWLEDGES AND AGREES THAT OPERATOR MAY UTILIZE OWNER OR SUBSIDIARY EMPLOYEES FOR THE PROVISION OF, OR ASSISTING IN PROVIDING, THE SERVICES HEREUNDER.  NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL ANY OPERATOR

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PARTY HAVE ANY LIABILITY OR BE RESPONSIBLE FOR ANY LOSSES ARISING FROM THE ACTS OR OMISSIONS OF OWNER OR SUBSIDIARY EMPLOYEES, REGARDLESS OF THE NEGLIGENCE, GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUDULENT CONDUCT OF ANY OPERATOR PARTY, AND OWNER SHALL INDEMNIFY, DEFEND AND HOLD EACH OPERATOR PARTY HARMLESS FROM ANY LOSSES RESULTING OR ARISING FROM ANY SUCH ACTS OR OMISSIONS.  OWNER, ON ITS OWN BEHALF AND ON BEHALF OF EACH SUBSIDIARY, FURTHER ACKNOWLEDGES THAT OPERATOR SHALL HAVE NO RESPONSIBILITY OR LIABILITY FOR FAILURE TO PROVIDE SERVICES TO THE EXTENT OWNER OR SUBSIDIARY EMPLOYEES ARE UTILIZED OR FOR ENSURING ANY LEVEL OF SERVICE OR QUALITY FROM ANY OWNER OR SUBSIDIARY EMPLOYEE, IT BEING UNDERSTOOD OWNER OR SUCH SUBSIDIARY SHALL REMAIN RESPONSIBLE FOR ITS EMPLOYEES AND THE QUALITY AND LEVEL OF SERVICE PROVIDED BY SUCH EMPLOYEES.

1.9 Claims; Defense and Settlement.

(a) Whenever any claim arises for indemnification hereunder, the indemnified Person shall promptly Notify the indemnifying Party of the claim and, when known, the facts constituting the basis for such claim, except that in the event of any claim for indemnification hereunder resulting from or in connection with any claim or legal proceedings by a third party, except as otherwise expressly provided in this Section 12, such Notice shall specify, if known, the amount or an estimate of the amount of the Losses asserted by such third party.

(b) In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a Person who is not a Party, the indemnifying Party, may, upon Notice to the indemnified Person, assume the defense of any such claim or legal proceeding.  Except with the written consent of the indemnified Person, the indemnifying Party shall not consent to the entry of any judgment or settlement arising from any such claim or legal proceedings which, in each case, provides for any non-monetary relief or does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the indemnified Person of a release from all Losses in respect thereof, unless in the latter case the indemnifying Party has actually paid to the indemnified Person the full amount of such judgment or settlement.  Any indemnified Person shall be entitled to participate in (but not control) the defense of any such claim or litigation resulting therefrom.  If the indemnifying Party does not elect to control the litigation as provided above, the indemnified Person may defend against such claim or litigation in such manner as it may deem appropriate, including, without limitation, settling such claim or litigation, after giving Notice of the same to the indemnifying Party, on such terms as such indemnified Person may deem appropriate, and the indemnifying Party shall promptly reimburse the indemnified Person (subject to Section 12.1(a) herein and Section 9(c) of the Services Agreement) from time to time as such Losses are incurred.  All indemnification hereunder shall be effected by payment of cash or delivery of a certified or official bank check in the amount of the indemnification Losses.

(c) Except as provided above, all claims for Losses brought by third parties against Owner or any Subsidiary (i) arising out of or in any way relating to the provision of services hereunder and (ii) not discharged by insurance required hereunder, shall only be settled

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or, with Operator’s concurrence, defended by Operator, at Owner’s expense;  provided, however, that, notwithstanding anything in this Agreement to the contrary, without limiting Owner’s indemnification obligations hereunder, Operator shall (as between Owner and Operator) be entitled to assume and control Operator’s and any Operator Party’s defense and settlement of proceedings involving any claim of a third party asserted by such Person in its capacity as a security holder, or an Affiliate of a security holder, of Owner based upon, in connection with or arising from the transactions contemplated by this Agreement in any proceeding in which any Operator Party is a named party, and Operator and any Operator Party may each retain separate counsel for such purposes, the costs and expenses of which would be subject to the reimbursement provisions of Section 9(c) of the Services Agreement.

1.10 Remedies Cumulative. The remedies of each Party set forth herein are in addition to any other remedy to which it may be entitled, at law or in equity.
Confidentiality; Competition and Corporate Opportunities

.

1.11 Confidential Information

(a) Owner Confidential Information.  Operator shall maintain the confidentiality of all nonpublic or confidential information (x) furnished to Operator or its representatives by or on behalf of Owner or (y) prepared by Owner (and disclosed to Operator) or at the direction of the Board by Operator or its Affiliates for Owner in the performance of the services hereunder utilizing the information referred to in clause (x) above (in each case irrespective of the form of communication and whether such information is furnished on or after the Effective Date) (the “Confidential Information”); provided,  however, that Operator may disclose such Confidential Information (i) to its Affiliates to the extent deemed by Operator to be reasonably necessary or desirable to enable it to perform the services hereunder (provided,  however, that such Affiliate has entered into a confidentiality agreement containing terms no less favorable than set forth in this Section 13 or such Affiliate is informed of the confidentiality and non-use provisions of this Agreement and agrees to comply with such provisions); (ii) to the extent necessary for Operator or its Affiliates to provide services for third parties that have interests in the Properties; (iii) in any judicial or alternative dispute resolution proceeding to resolve disputes between Operator or its Affiliates and Owner or its Affiliates arising hereunder; (iv) to the extent disclosure is legally required under applicable Legal Requirements (provided,  however, that prior to making any legally required disclosures in any judicial, regulatory or dispute resolution proceeding, Operator shall promptly Notify the Board thereof and, if requested by the Board, at Owner’s sole cost and expense, seek a protective order or other relief to prevent or reduce the scope of such disclosure); (v) to Operator’s or its Affiliates’ existing or potential lenders, investors, joint interest owners, purchasers or other parties with whom Operator or its Affiliates may enter into contractual relationships, to the extent deemed by Operator to be reasonably necessary or desirable to enable it to perform the services hereunder or to obtain the financing or to pursue such other transaction or contractual arrangement for which such disclosure is necessary or desirable, as applicable (provided,  however, that such third party has entered into a confidentiality agreement for the benefit of Owner containing terms no less favorable than set forth in this Section 13); (vi) if authorized by the Board or Officers, as appropriate, in writing; and (vii) to the extent such Confidential Information was already known to Operator or its Affiliates (through a source other than Owner or its representatives or

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Affiliates) or becomes publicly available (other than through a breach by Operator of its obligations arising under this Section 13.1(a)) or is independently made known to Operator or its Affiliates (by a source not known by Operator or such Affiliate, as the case may be, to be in breach of a confidentiality obligation with respect to such disclosure).  Operator acknowledges and agrees that (x) the Confidential Information is being furnished to it for the sole and exclusive purpose of enabling it to perform the services hereunder and (y) the Confidential Information may not be used by it for any other purposes, unless disclosure is permitted by clauses (i), (ii), (iii), (iv), (v) and (vi) above, and in such event may be used solely to the extent contemplated by such clauses, or by clause (vii).

(b) Operator Confidential Information.  Owner shall maintain the confidentiality of all Operator Confidential Information (as defined below); provided,  however, that Owner may disclose Operator Confidential Information (i) in order to permit Operator to perform the services hereunder as determined in advance by Operator in writing (provided, however, that if Operator does not consent to such disclosure and as a result thereof, Operator is not able to perform the services hereunder, Owner shall not be in breach of this Agreement as a result thereof); (ii) in any judicial or alternative dispute resolution proceeding to resolve disputes between Operator or its Affiliates and Owner or its Affiliates arising hereunder; (iii) to the extent disclosure is legally required under applicable Legal Requirements (provided, however, that prior to making any legally required disclosures in any judicial, regulatory or dispute resolution proceeding, Owner shall promptly notify Operator thereof and, if requested by Operator, at Operator’s sole cost and expense, seek a protective order or other relief to prevent or reduce the scope of such disclosure); (iv) if authorized by Operator in writing; and (v) to the extent such Operator Confidential Information was already known to Owner (through a source other than Operator or its representatives or Affiliates) or becomes publicly available (other than through a breach by Owner of its obligations arising under this Section 13.1(b)) or is independently made known to Owner or its Affiliates (by a source not known by Owner or such Affiliate, as the case may be, to be in breach of a confidentiality obligation with respect to such disclosure). Owner acknowledges and agrees that (x) the Operator Confidential Information is being furnished to it for the sole and exclusive purpose of enabling Operator to perform the services hereunder and (y) the Operator Confidential Information may not be used by Owner for any other purposes, unless disclosure is permitted by clauses (i), (ii), (iii) and (iv) above, and in such event may be used solely to the extent contemplated by such clauses, or by clause (v). For the purposes of this Agreement, the term “Operator Confidential Information” shall have the meaning given to the term “Manager Confidential Information” in the Services Agreement, and references to “Services” therein shall be deemed to include the services hereunder.

1.12 Remedies and Enforcement.  Operator and Owner each acknowledge and agree that a breach by it of its obligations under this Section 13 would cause irreparable harm to the other Party and that monetary damages would not be adequate to compensate the other Party.  Accordingly, Operator and Owner agree that the other Party shall be entitled to immediate equitable relief, including, without limitation, a temporary or permanent injunction, to prevent any threatened, likely or ongoing violation of this Section 13, without the necessity of posting bond or other security.  Operator’s and Owner’s right to equitable relief shall be in addition to other rights and remedies available to Operator or Owner, for monetary damages or otherwise.

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1.13 Business Conduct.  Nothing in this Section 13 shall prohibit Operator or any of its Affiliates or other Persons to whom it provides similar services from conducting business in the areas where the Properties are located or otherwise competing with Owner or its Affiliates. Each Party and its Affiliates are and shall be free to engage in any business activity whatsoever, including, without limitation, those that may be in direct competition with the other Party and its Affiliates.  The Parties further understand and agree that Operator and its Affiliates (including SP Holdings, LLC) provide or may provide services similar to the  services provided hereunder to certain of its present and former Affiliates (including Sanchez Energy Corporation). To the extent of any conflict of interest between the Parties or their Affiliates or in the event of any other corporate or business opportunity (including, without limitation, a corporate or business opportunity that might otherwise constitute an Asset Acquisition opportunity), the Parties agree that a Party and its Affiliates may resolve any such conflict in a manner and on terms that it deems appropriate, in its sole discretion and without any further liability to the other Party or any other Person.  Each Party, on its own behalf and on behalf of its Subsidiaries, hereby waives any interest with respect to any such matter to the same extent as if such matter had been presented to and rejected by such Party and such Party’s Subsidiaries and such Party and such Party’s Subsidiaries had then consented to the other Party or any of such other Party’s Affiliates acting as it determines in its sole discretion and whether on behalf of itself or any of its present or former Affiliates.

Miscellaneous

.

1.14 Obligations Hereunder Not Affected; Waivers. No action which a Party may take or omit to take in connection with this Agreement, no course of dealing by a Party, its Affiliates or any other Person with the other Party, its Affiliates or any other Person, and no change of circumstances shall release or diminish a Party’s obligations, liabilities, agreements or duties hereunder, affect this Agreement in any way, or afford a Party or its Subsidiaries any recourse or setoff against the other Party, regardless of whether any such action or inaction may be detrimental in any way to such other Party, its Affiliates or any of the Properties.

1.15 Notices.  Any notice, request, consent, payment, demand (other than an invoice) or other communication (a “Notice” and including the corollary “Notify”) which may be given hereunder shall be ineffective unless in writing and either delivered by electronic mail or facsimile or registered or certified mail with return receipt requested to the addresses set out below or delivered by hand with written acknowledgment of receipt.  The addresses for any Notice are as follows:

If to Owner:

Constellation Energy Partners LLC
1801 Main Street, Suite 1300

Houston, TX 77002

Telephone: 832-308-3676

Facsimile: 832-308-3720

Email:chairman@cepllc.com

Attn: Chairman of the Board

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With a copy (which shall not constitute Notice) to each of:

Constellation Energy Partners LLC

1801 Main Street, Suite 1300

Houston, TX 77002

Telephone: 832-308-3676

Facsimile: 832-308-3720

Email:chuck.ward@cepllc.com

Attn: Chuck Ward

Andrews Kurth LLP

600 Travis, Suite 4200

Houston, TX 77002

Telephone: 713-220-4360

Facsimile: 713-238-7130

Email:moleary@andrewskurth.com

Attn: G. M. O’Leary

If to Operator:

1111 Bagby, Suite 1800

Houston, TX 77002

Telephone: 713-783-8000

Fax: 713-783-0915

Email: tony@sanchezog.com

Attention: Antonio R. Sanchez III

With a copy (which shall not constitute Notice) to:

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana Street, 44th Floor

Houston, TX 77002

Telephone: 713-220-5881

Facsimile: 713-236-0822

Email:delder@akingump.com

Attn: David Elder

Any such address may be changed at any time by giving the other Party Notice of the new address in the manner set forth above.  Each Notice hereunder shall be treated as being effective or having been given (i) when delivered if delivered personally, (ii) when sent, if sent by electronic mail or facsimile on a Business Day (or, if not sent on a Business Day, on the next Business Day after the date sent by electronic mail or facsimile), (iii) on the next Business Day after dispatch, if sent by a nationally recognized overnight courier guaranteeing next Business Day delivery, or (iv) if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

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1.16 Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns; provided,  however, that (a) Owner may not assign its rights hereunder without the written consent of Operator, and (b) Operator may not assign its rights and obligations hereunder without the written consent of the Board, such consent not to be unreasonably withheld, except that Operator may assign any such rights and obligations to any of its Affiliates; provided,  further, that nothing herein shall be deemed to prohibit Operator from subcontracting its obligations hereunder to third parties or delegating the performance of any services hereunder to its Affiliates or to third parties.

1.17 Jointly Drafted.  This Agreement, and all the provisions of this Agreement, shall be deemed drafted by both of the Parties, and shall not be construed against either Party on the basis of that Party’s role in drafting this Agreement.

1.18 Further Assurances.  In connection with this Agreement, each Party shall execute and deliver any additional documents and instruments and perform any additional acts that may be reasonably necessary or appropriate to effectuate and perform the provisions of this Agreement.

1.19 No Third-Party Beneficiaries; Subsidiary Obligations. Nothing in this Agreement shall provide any benefit to any third party (including, for the avoidance of doubt, any Subsidiary of Owner) or entitle any third party to any claim, cause of action, remedy or right of any kind (except for each Operator Party and Owner Party under Section 12), it being the intent of the Parties that this Agreement shall not be construed as a third party beneficiary contract.  To the extent applicable, Owner shall cause its Subsidiaries to comply with each such Subsidiary’s respective obligations, covenants and agreements hereunder.

1.20 Amendment.  No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by both Parties and no waiver of any provision of this Agreement, and no consent to any departure by any Party therefrom, shall be effective unless it is in writing and signed by the other Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

1.21 Unenforceability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

1.22 Survival of Agreements. Owner’s and Operator’s various representations, warranties, covenants, agreements and duties in and under this Agreement shall survive the execution and delivery of this Agreement and terminate upon termination or expiration of this Agreement, except for liability for breaches, violations or inaccuracies of any representations, warranties or covenants hereunder prior to termination or expiration, covenants, which by their nature are intended to survive termination or expiration, and for Section 5 or Section 9 (with respect to any accrued but unpaid obligations as of the date of termination or expiration), Section 11,  Section 12,  Section 13,  Section 14.1,  Section 14.2,  Section 14.4,  Section 14.6, this Section 14.9,  Section 14.10,  Section 14.11,  Section 14.12,  Section 14.14, Section 14.16 and Section 14.17, which shall survive termination or expiration of this Agreement.

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1.23 Governing Law; Submission to Process.
(a) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

(b) EACH OF OPERATOR AND OWNER (i) SUBMITS ITSELF TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN HARRIS COUNTY, TEXAS, (ii) AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT BY ANY MEANS ALLOWED UNDER TEXAS OR FEDERAL LAW, AND (iii) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH PROCEEDING BEING IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

1.24 Waiver of Jury Trial. EACH OF OPERATOR AND OWNER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY:

(a) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY THE LEGAL REQUIREMENTS, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH;

(b) CERTIFIES THAT NO PARTY NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND

(c) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

1.25 Entire Agreement.  This Agreement and the Related Contracts to which the Parties are a party as of the Effective Date set forth the entire agreement of the Parties with respect to the subject matter hereof and thereof and any prior agreements, understandings, negotiations and discussions, written or oral, relating thereto are hereby superseded.

1.26 Laws and Regulations.  Notwithstanding any provision of this Agreement to the contrary, neither Party shall be required to take any act, or fail to take any act, under this Agreement if the effect thereof would be to cause such Party to be in violation of any applicable Legal Requirements.

1.27 No Recourse Against Officers, Directors, Managers or Employees. For the avoidance of doubt and notwithstanding anything herein to the contrary, the provisions of 20 203978329 v17 this Agreement shall not give rise to any right of recourse against any officer, director, manager or employee of either Party or any of their respective Affiliates.

1.28 Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if both of the signatory Parties had signed the same document.  All counterparts shall be construed together and shall constitute one and the same instrument.

1.29 Survival of Agreement.  This Agreement shall survive any merger, business combination or other similar transaction, including a transaction in which Owner is converted into a limited partnership, and be binding on Owner or its successor, as applicable.  To the extent any successor in such transaction would not be bound by this Agreement by operation of law, as a condition precedent to such transaction, such successor entity shall be required to execute and deliver an instrument, in a form acceptable to Operator, agreeing to be bound by this Agreement to the same extent as Owner.

1.30 Conspicuousness of Provisions.  The Parties acknowledge and agree that the provisions contained in this Agreement that are set out in capital letters or “bold” satisfy the requirement of the “express negligence rule” and any Legal Requirement or equitable doctrine that provisions contained in a contract be conspicuously marked or highlighted.

[Remainder of page intentionally left blank; Signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

OWNER:

CONSTELLATION ENERGY PARTNERS LLC

By:/S/ Stephen R. Brunner

Name:Stephen R. Brunner

Title:Chief Executive Officer, Chief

Operating Officer and President

OPERATOR:

SANCHEZ OIL & GAS CORPORATION

By:/S/ Antonio R. Sanchez, III

Name:Antonio R. Sanchez, III

Title:President

Acknowledged and agreed solely

for the purposes of Section 1(b)(ii)

SEP HODINGS IV, LLC

By:/S/ Stephen R. Brunner

Name:Stephen R. Brunner

Title:Chief Executive Officer

Signature Page to Contract Operating Agreement

EXHIBIT A

Joint Operating Agreement

Attached

Exhibit A

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EXHIBIT B

Excluded Joint Operating Agreements

None

Exhibit B

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